Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated March 12, 2010

to the Statutory Prospectus for Class A, B, C and R Shares of Allianz Funds

Dated November 1, 2009,

the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of

Allianz Funds

Dated November 1, 2009 and

the Statement of Additional Information

Dated November 1, 2009

Disclosure Related to Allianz Funds

Effective March 31, 2010, the subsection within each Statutory Prospectus entitled “Portfolio Holdings” is hereby revised to reflect that each Fund’s schedule of portfolio holdings will be posted on the Funds’ website, at www.allianzinvestors.com, approximately five (5) business days, as opposed to thirty (30) days, after the relevant month’s end.

Corresponding changes are hereby made to the Funds’ Statement of Additional Information.